[U.S. GLOBAL INVESTORS LOGO]


June 1, 1997

Dear Shareholder,

As an investor in U.S. Global's tax-free municipal bond funds, you know how their consistent superior performance can add to your current income and provide stability for your bond portfolio.

Did you know that U.S. Global's government money market fund can also provide a high yield, as well as even greater stability of principal? Ranked #1 by Lipper for five-year performance as of 3/31/97, the U.S. Government Securities Savings Fund has dominated its category with its high yield. And with its portfolio of government and Treasury securities, your investment has the stability of the safest kind of mutual fund.

In addition to high yield and stability, the Fund offers the instant liquidity of checkwriting, so you can have instant access to your money. You can even use the Fund to protect profits you have made in stock funds, or as a safe haven for your short- or long-term cash holdings.

If you have any questions as you consider our fund for your investments,  please
call  1-800-US-FUNDS  or  1-800-873-8637  for  more  information.   An  Investor
Representative is waiting to serve you.

Sincerely yours,

/s/ Frank Holmes

FRANK HOLMES
Chairman & CEO

P.S. The Fund is also available for IRA accounts. Protect some of your retirement assets in our stable money market fund today.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-US-FUNDS OR VISIT OUR WEB SITE AT WWW.USFUNDS.COM FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PLEASE SEE THE REVERSE FOR OTHER IMPORTANT FUND INFORMATION.



                                                             7900 Callaghan Road
                                                        ........................
                                                                   MAIL ADDRESS:
                                                                  P.O. Box 29467
                                                              San antonio, Texas
                                                                      78229-0467
                                                        ........................
                                                                Tel 210-308-1234
                                                        ........................
                                                                  1-800-US-FUNDS
                                                        ........................
                                                                Fax 210-308-1223
                                                        ........................
                                                         email shsvc@usfunds.com


[rEVERSE OF LETTER]

IMPORTANT FUND INFORMATION

Past performance is no guarantee of future results. Investment returns and principal of accounts in non-money market funds may fluctuate so that you may have a gain or loss when you sell shares. U.S. stands for United Services.

Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the one- and five-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively. The Fund, like all other mutual funds, is neither a bank nor FDIC insured; nor is it backed by the U.S. government or its agencies; however, the securities which it invests in are. The Fund is managed to maintain a stable $1 per share value, though there is no assurance it will be able to do so.